UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2007

ACTUANT CORPORATION

(Exact name of Registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	1-11288 (Commission File Number)	39-0168610 (I.R.S. Employer Identification No.)

13000 W. Silver Spring Drive

Butler, WI 53007

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (414) 352-4160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2007, Chadwick (Chad) DeLuka was appointed as the Company’s Corporate Controller and Principal Accounting Officer. Mr. DeLuka replaces Timothy Teske who has been promoted to a finance leadership role in the Company’s Electrical segment. Mr. DeLuka, age 36, joined the Company in 2006 as Assistant Corporate Controller. Prior to joining the Company, Mr. DeLuka served as a senior manager at Ernst & Young LLP since 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTUANT CORPORATION

(Registrant)

Date: May 4, 2007	By: /s/ Andrew G. Lampereur

Andrew G. Lampereur

Executive Vice President and

Chief Financial Officer

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